SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                      (Amendment No.     )


Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

 [ ]     Preliminary Proxy Statement

 [ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 [x]     Definitive Proxy Statement

 [ ]     Definitive Additional Materials

 [ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
                    240.14a-12


                  EMISPHERE TECHNOLOGIES, INC.
        (Name of Registrant as Specified In Its Charter)


 (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [x] No fee required

 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed aggregate value of transaction:

         5)  Total fee paid:

 [ ]  Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         EMISPHERE TECHNOLOGIES, INC.
                          765 Old Saw Mill River Road
                          Tarrytown, New York  10591


                                                              December 18, 1998



Dear Stockholder:

          You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held on Monday, January 25, 1999 at 10:00 a.m. local time at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York.

          At this meeting, you will be asked to consider and vote upon the election of directors of the Company, to approve and adopt amendments to the Company's Restated Certificate of Incorporation providing among other things for an increase in the number of authorized shares, the classification of the Board of Directors and the taking of stockholder action only by meeting, to approve and adopt amendments to the Company's 1991 Stock Option Plan and 1995 Non-Qualified Stock Option Plan and to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending July 31, 1999.

          The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and cordially invites you to attend the meeting in person. It is in any event important that your shares be represented and we ask that you sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

          Thank you for your cooperation.

                                   Very truly yours,

                                   MICHAEL M. GOLDBERG, M.D.
                                   Chairman of the Board of Directors

                         EMISPHERE TECHNOLOGIES, INC.
                          765 Old Saw Mill River Road
                          Tarrytown, New York  10591

                       ________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       ________________________________

                                                            Hawthorne, New York
                                                              December 18, 1998

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EMISPHERE TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, will be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on Monday, January 25, 1998 at 10:00 a.m. local time, for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

          1.   To elect eight directors;

          2. To approve and adopt an amendment to the Company's Restated Certificate of Incorporation providing for an increase in the number of shares of the Common Stock the Company is authorized to issue from 20,000,000 to 40,000,000;

          3. To approve and adopt amendments to the Company's Restated Certificate of Incorporation providing for (i) the classification of the Board of Directors into three classes to serve staggered three-year terms,
     (ii) the fixing of the number of directors constituting the entire Board of Directors at a maximum of twelve and a minimum of three, (iii) the removal of directors only for cause and (iv) related matters;

          4. To approve and adopt amendments to the Company's Restated Certificate of Incorporation providing for the taking of any action by the stockholders of the Corporation only at a meeting of stockholders and not by written consent without a meeting and related matters;

          5. To approve and adopt an amendment to the Company's 1991 Stock Option Plan providing among other things for an increase in the maximum number of shares of the Company's Common Stock available for issuance thereunder by 300,000;

          6. To approve and adopt an amendment to the Company's 1995 Non-Qualified Stock Option Plan providing among other things for an increase in the maximum number of shares of the Company's Common Stock available for issuance thereunder by 250,000;

          7.   To   ratify    the   Board    of   Directors'    selection    of
     PricewaterhouseCoopers  LLP   to  serve   as  the   Company's  independent
     accountants for the fiscal year ending July 31, 1999; and

          8. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Only those stockholders of record at the close of business on November 27, 1998 will be entitled to receive notice of, and vote at, said meeting. A list of stockholders entitled to vote at the meeting is open to examination by any stockholder at the principal offices of the Company, 765 Old Saw Mill River Road, Tarrytown, New York 10591.

          All stockholders are cordially invited to attend the meeting in person. In any event, please mark your votes, then date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. Please note that the accompanying form of proxy must be returned to record your vote. The proxy is revocable by you at any time prior to its exercise. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                                   By order of the Board of Directors

                                   SAM J. MILSTEIN, PH.D.
                                   Secretary

                         EMISPHERE TECHNOLOGIES, INC.
                          765 Old Saw Mill River Road
                          Tarrytown, New York  10591

                       ________________________________

                                PROXY STATEMENT
                       ________________________________


          This Proxy Statement is furnished to holders of the Common Stock, $.01 par value per share (the "Common Stock"), of Emisphere Technologies, Inc. (the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders to be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on Monday, January 25, 1999, at 10:00 a.m. local time, and at any and all adjournments thereof. Stockholders may revoke the authority granted by their execution of proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person. The Company has retained the services of Georgeson & Company Inc. to assist in the solicitation of proxies, for which the Company will pay a fee of $8,000 and certain expenses incurred. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company. The Company may also enlist the aid of brokerage houses or the Company's transfer agent in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This proxy statement and accompanying form of proxy are being mailed to stockholders on or about December 18, 1998.

          Shares of the Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them FOR the election of the eight nominees named herein, FOR the adoption of the amendments to the Company's Restated Certificate of Incorporation, FOR the approval of the amendments to the 1991 Stock Option Plan and the 1995 Non-Qualified Stock Option Plan and FOR ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending July 31, 1999.

          If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected as directors. The affirmative vote of a majority of the shares of the Common Stock outstanding will be required to approve the adoption of the amendments to the Company's Restated Certificate of Incorporation. A majority of the votes cast (excluding abstentions and broker non-votes) will be required for the approval of the amendments to the to the 1991 Stock Option Plan and the 1995 Non-Qualified Stock Option Plan and the ratification of the Board's selection of PricewaterhouseCoopers LLP as the Company's independent accountants.


                                    VOTING

          Only stockholders of record at the close of business on November 27, 1998 will be entitled to vote at the meeting or any and all adjournments thereof. As of November 27, 1998 the Company had outstanding 11,024,808 shares of the Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of the Common Stock registered in his or her name on the record date. A majority of all shares of the Common Stock outstanding constitutes a quorum and is required to be present in person or by proxy to conduct business at the meeting.

                BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN
                          STOCKHOLDERS AND MANAGEMENT

          The following table sets forth certain information, as of October 16, 1998, except as noted, regarding the beneficial ownership of the Common Stock by (i) each person or group known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named below and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed.

                                             Amount and Nature of      Percent
Name and Address of Beneficial Owner(1)     Beneficial Ownership(2)    of Class
-----------------------------------------   -----------------------    --------
Amerindo Investment Advisors Inc. and
 affiliates (3)..........................       1,162,300                10.5%
  One Embarcardero Center, Suite 2300
  San Francisco, California  94111-3162

Elan International Services Ltd..........         940,000                 8.5%
  102 St James Court
  Flatts Smiths FL04
  Bermuda

INVESCO PLC and affiliates (4)...........         962,450                 8.7%
  11 Devonshire Square
  London EC2M 4YR
  England

Michael M. Goldberg, M.D.................       1,248,516(5)             10.2%
Sam J. Milstein, Ph.D....................         768,844                 6.5%
Howard M. Pack...........................         168,363(6)              1.5%
Jere E. Goyan, Ph.D......................          77,000                   *
Peter Barton Hutt, Esq...................          77,000                   *
Mark I. Greene, M.D., Ph.D...............          57,000                   *
Joseph R. Robinson, Ph.D.................           9,000                   *
Robert J. Levenson (7)...................           8,000                   *
Robert A. Baughman, Jr., Pharm.D., Ph.D..         139,088                 1.2%
Lewis H. Bender..........................          57,884                   *
Barry B. Kanarek, M.D., Ph.D.............             700                   *
All directors and executive officers
  as a group.............................       2,611,395(5)(6)(7)       19.4%
_______________________________
* Less than 1%
(1) Unless otherwise specified, the address of each beneficial owner is c/o the Company, 765 Old Saw Mill River Road, Tarrytown, New York 10591.
(2) The number of shares set forth for each director and executive officer of the Company includes the following number of shares with respect to which such individual has the right, exercisable within 60 days, to acquire beneficial ownership upon exercise of options granted by the Company:

                                               Number of Shares
                                               ----------------
       Dr. Goldberg.......................       1,207,497
       Dr. Milstein.......................         767,757
       Mr. Pack...........................          77,000
       Dr. Goyan..........................          77,000
       Mr. Hutt...........................          77,000
       Dr. Greene.........................          57,000
       Dr. Robinson.......................           9,000
       Dr. Baughman.......................         135,268
       Mr. Bender.........................          53,176
       All directors and executive
       officers as a group................       2,460,698

(3) Based on a Schedule 13G/A filed February 13, 1998, Amerindo Investment Advisors Inc., a California corporation, Amerindo Investment Advisors, Inc., a Panama corporation, Alberto W. Vilar and Gary A. Tanaka share voting and dispositive power with respect to 1,162,300 shares.

(4) Based on a Schedule 13G/A filed February 12, 1998, INVESCO PLC, AMVESCAP PLC, AVZ, Inc., AIM Management Group Inc., AMVESCAP Group Services, Inc., INVESCO, Inc., INVESCO North American Holdings, Inc., INVESCO Capital Management, Inc., INVESCO Funds Group, Inc., INVESCO Management & Research, Inc. and INVESCO Realty Advisers, Inc., all of which are English corporations, share voting and dispositive power with respect to 962,450 shares.

(5) Does not include 130,000 shares with respect to which members of Dr. Goldberg's family have the right to acquire beneficial ownership upon exercise of options and with respect to which Dr. Goldberg disclaims beneficial ownership.

(6) Does not include 331,519 shares beneficially owned by various members of Mr. Pack's family, with respect to which Mr. Pack disclaims beneficial ownership.

(7) Includes 1,000 shares held by the Robert J. and Mira Levenson Family Foundation, with respect to which shares Mr. Levenson disclaims beneficial ownership


                      PROPOSAL I:  ELECTION OF DIRECTORS

          At the meeting, eight directors (constituting the entire Board of Directors) are to be elected. If the proposed amendments to the Company's Restated Certificate of Incorporation (as set forth in Proposal III) relating to the classification of the Board of Directors into three classes with staggered three-year terms are adopted by the stockholders of the Company, the proxies given pursuant to this solicitation will be voted, unless authority is withheld, in favor of the eight nominees listed below to serve for the terms indicated.

        Class I                   Class II                    Class III
-----------------------  ---------------------------  -------------------------
(Term expiring in 2000)    (Term expiring in 2001)     (Term expiring in 2002)
Sam J. Milstein, Ph.D.   Mark I. Greene, M.D., Ph.D.  Michael M. Goldberg, M.D.
 Jere E. Goyan, Ph.D.      Peter Barton Hutt, Esq.       Robert J. Levenson
                               Howard M. Pack         Joseph R. Robinson, Ph.D.


          If such amendments are not adopted, the eight nominees will be elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Should a nominee become unavailable to serve for any reason, the proxies will be voted for an alternative nominee to be determined by the persons named in the proxy. The Board of Directors has no reason to believe that any nominee will be unavailable. Proxies cannot be voted for a greater number of persons than the number of nominees named. The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors.

Information Concerning Nominees

          The persons nominated as directors of the Company (all of whom are currently directors of the Company), their respective ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are as follows:

                                     Year
                                    First
                                   Elected
      Name                    Age  Director  Position with the Company
----------------------------  ---  --------  --------------------------------
Michael M. Goldberg, M.D....   39    1990     Chairman of the Board of
                                              Directors and Chief Executive
                                              Officer
Jere E. Goyan, Ph.D.........   68    1992     Director
Mark I. Greene, M.D., Ph.D..   50    1995     Director
Peter Barton Hutt, Esq......   64    1992     Director
Robert J. Levenson..........   57    1998     Director

Sam J. Milstein, Ph.D.......   49    1991     Director,President, Chief
                                              Scientific Officer and Secretary
Howard M. Pack..............   80    1985     Director
Joseph R. Robinson, Ph.D....   59    1997     Director

          Michael M. Goldberg, M.D. has served as Chairman of the Board of Directors since November 1991 and Chief Executive Officer and a director of the Company since August 1990. In addition, Dr. Goldberg served as President from August 1990 to October 1995. In February 1990, Dr. Goldberg founded Montaur Capital Corporation, a health care investment banking firm. Prior thereto he was a vice president of The First Boston Corporation, and was a founding member of the firm's healthcare banking group.

          Jere E. Goyan, Ph.D., is President, Chief Operating Officer, and a director of Alteon, Inc., a development stage pharmaceutical company, where he started as Senior Vice President Research and Development in January 1993. Prior thereto he was a Professor of Pharmacy and Pharmaceutical Chemistry and the Dean of the School of Pharmacy at the University of California, San
Francisco, and has served in various other academic, administrative and advisory positions, including that of Commissioner of the Food and Drug Administration. He currently serves as a director of Atrix Corporation, SciClone Pharmaceuticals and Boeringer Ingelheim.

          Mark I. Greene, M.D., Ph.D. has been John Eckman Professor of Medical Science, School of Medicine at the University of Pennsylvania for more than the past five years. He currently serves as a director of Ribi ImmunoChem Research, Inc., a biopharmaceutical company.

          Peter Barton Hutt, Esq., has for more than the past five years been a partner at the law firm of Covington & Burling in Washington, D.C., where he specializes in the practice of food and drug law. He currently serves as a director of Interneuron Pharmaceuticals, Inc. and Sparta Pharmaceuticals, Inc.

          Robert J. Levenson has been Executive Vice President of First Data Corporation for more than the past five years. He previously held positions as a director, Senior Executive Vice President, member of the Office of the President and Chief Operating Officer of Medco Containment Services, Inc. and as a director and Group President of Automatic Data Processing, Inc. He currently serves as a director of First Data Corporation, Superior Telecom Inc. and Vestcom International, Inc.

          Sam J. Milstein, Ph.D. has been with the Company since September 1990, as a director and Chief Scientific Officer since November 1991, as President since October 1995, as Secretary since December 1990 and as Co-

Director of Science and Research and Development prior to November 1991. In addition, Dr. Milstein served as Executive Vice President from November 1990 to October 1995. Prior to September 1990, Dr. Milstein served as President of Mortar & Pestle Consulting, Inc., a consulting firm.

          Howard M. Pack has served as a director of the Company since its inception in April 1985 and served as Executive Vice President of Finance from the Company's inception until October 1988.

          Joseph R. Robinson, Ph.D. has been Professor of Pharmacy and Ophthalmology at the University of Wisconsin for more than the past five years. He currently serves as a director of Cima Laboratories, Inc.

Meetings and Committees of the Board of Directors

          During the fiscal year ended July 31, 1998, the Board of Directors of the Company held four meetings. Each of the incumbent directors attended more than 75% of the aggregate number of meetings held by the Board and the Committees thereof on which he served.

          The Company has an Audit Committee and a Compensation Committee of the Board of Directors. Dr. Goyan and Messrs. Hutt and Pack serve on the Audit Committee and Mr. Pack and Drs. Greene and Robinson serve on the Compensation Committee. The Audit Committee consults with the Company's independent accountants, reviews the services provided by such independent accountants and oversees the internal accounting procedures of the Company. The Audit Committee held no meetings during the fiscal year ended July 31, 1998.

          The Compensation Committee makes recommendations to the Board of Directors regarding compensation of executive officers of the Company and administers the Company's stock option plans. The Compensation Committee took all action by unanimous consent during the fiscal year ended July 31, 1998 and held no meetings.

          The Company has no standing nominating committee and no committee performing a similar function.

Compensation of Directors

          Directors receive no cash compensation in their capacity as directors. Directors who are not employees of the Company receive, pursuant to the Company's Stock Option Plan for Outside Directors (the "Directors Plan"), options to purchase shares of the Common Stock. Messrs. Hutt and Pack and Drs. Goyan and Greene have each received an initial option to purchase 70,000 shares under the Directors Plan in effect prior to January 29, 1997. Under the Directors Plan as currently in effect, Dr. Robinson and Mr. Levenson have each received an initial option to purchase 35,000 shares and Messrs. Hutt and Pack and Dr. Goyan have each received an additional option to purchase 21,000 shares. The exercise prices are $13.00 per share for the initial options granted to Dr. Goyan and Messrs. Hutt and Pack, $8.625 for the initial option granted to Dr. Greene, $23.50 for the initial option granted to Dr. Robinson, $6.125 for the initial option granted to Mr. Levenson and $13.75 for the additional options granted to Messrs. Hutt and Pack and Dr. Goyan. In the event the holder of an option ceases to serve as a director of the Company, the option may be exercised with respect to the fully vested shares within six months thereafter and will terminate immediately with respect to all unvested shares.

          In addition, for each meeting of the Board or a committee thereof attended, directors have a right to receive, pursuant to the Directors Deferred Compensation Stock Plan, a number of shares of the Common Stock, based on the closing price of the Common Stock on the date of the meeting and an amount determined by the Board as compensation for the meeting. For meetings attended during the 1997 fiscal year, Drs. Goyan, Greene and Robinson and Messrs. Hutt and Pack each earned the right to receive 114 shares.

Voting

          Those nominees  receiving a  plurality of  the  votes  cast  will  be
elected directors.   Abstentions  and broker  non-votes  will  not  affect  the outcome of the election.

          The Board of Directors of the Company deems the election of the eight nominees listed above as directors to be in the best interest of the Company and its stockholders and recommends a vote "FOR" their election.

                            EXECUTIVE COMPENSATION

     The following table sets forth information regarding the aggregate compensation paid by the Company for the three fiscal years ended July 31, 1997 to the Company's Chief Executive Officer and other executive officers whose total compensation exceeded $100,000 during the last fiscal year:

                          SUMMARY COMPENSATION TABLE

                             Fiscal      Annual            Stock
Name and Principal Position   Year   Compensation(1)   Option Grants   Other(2)
---------------------------- ------  --------------- ----------------- --------
Michael M. Goldberg.........  1998      $388,506       6,687            $9,792
 Chairman of the Board and    1997       359,880       4,985 shares(3)   4,750
 Chief Executive Officer      1996       335,349     756,749 shares      4,620

Sam J. Milstein.............  1998      $280,900       4,662            $9,792
 President, Chief Scientific  1997       312,904       4,253 shares(3)   4,750
 Officer and Secretary        1996       287,683     555,903 shares      3,850

Robert A. Baughman, Jr......  1998      $175,000       2,844            $7,000
 Senior Vice President and    1997       195,337      22,724 shares      4,750
 Director of Development      1996       180,154       3,664 shares      3,175

Lewis H. Bender.............  1998      $180,096       3,052            $7,000
 Senior Vice President,       1997       144,479      51,843 shares      2,748
 Business Development         1996       120,125      77,396 shares      2,032

Barry B. Kanarek............  1998      $ 65,625     126,611 shares     $  -
 Senior Vice President,
 Clinical Affairs and
 Chief Medical Officer (4)
_______________________________
(1) Annual compensation consists solely of base salary except that Drs. Goldberg, Milstein and Baughman and Mr. Bender were also paid in lieu of earned vacations $40,190, $0, $0 and $10,096, respectively, during the 1998 fiscal year, $31,280, $38,231, $22,212 and $0, respectively, during the 1997 fiscal year and $25,349, $33,873, $20,154 and $0, respectively, during the 1996 fiscal year. As to each individual named, the aggregate amounts of all perquisites and other personal benefits, securities and property not included in the summary compensation table above or described below do not exceed the lesser of $50,000 or 10% of the annual compensation.

(2) Other compensation consists solely of matching contributions made by the Company under a defined contribution plan available to substantially all employees.

(3) Does not include options with respect to 562,315 shares for Dr. Goldberg and 346,716 shares for Dr. Milstein originally granted in 1992 in connection with each of their respective employment agreements. By resolution of the Company's Board of Directors adopted during the 1997 fiscal year, such options were deemed for all purposes to have been granted under the Company's 1991 Stock Option Plan with respect to 262,315 shares for Dr. Goldberg and 146,716 shares for Dr. Milstein and under the Company's 1995 Non-Qualified Stock Option Plan with respect to 300,000 shares for Dr. Goldberg and 200,000 shares for Dr. Milstein. The Board also extended from July 31, 1997 to July 31, 2002 the expiration dates for such options.

(4) Dr. Kanarek became an executive officer of the Company in June of 1998.

     The following table sets forth certain information relating to stock option grants to the executive officers named above during the fiscal year ended July 31, 1998:

        STOCK OPTION GRANTS DURING THE FISCAL YEAR ENDED JULY 31, 1998

                                         Percent                         Potential Realizable
                                        of Total                           Value at Assumed
                            Number       Option                         Annual Rates of Stock
                           of Shares     Shares     Exercise              Price Appreciation
                          Underlying     Granted     Price     Expir-      for Option Term
                            Options      to Em-       per      ation    ----------------------
 Name                     Granted<F1>  ployees<F2>   Share      Date        5%         10%
-----------------------   -----------  -----------  --------  --------  ----------  ----------
Michael M. Goldberg....        975         <F3>      $13.76     2/1/98  $    2,368  $    2,368
                               920         <F3>       14.025    5/1/98       2,277       2,277
                             2,161         <F3>        7.44     8/1/98       2,837       2,837
                             2,631         <F3>        6.27    11/1/98       2,837       2,837

Sam J. Milstein........        786         <F3>      $13.76     2/1/98  $    1,909  $    1,909
                               751         <F3>       14.025    5/1/98       1,859       1,859
                             1,416         <F3>        7.44     8/1/98       1,859       1,859
                             1,709         <F3>        6.27    11/1/98       1,859       1,859

Robert A. Baughman, Jr.        490         <F3>      $13.76     2/1/98  $    1,190  $    1,190
                               468         <F3>       14.025    5/1/98       1,158       1,158
                               822         <F3>        7.44     8/1/98       1,079       1,079
                             1,064         <F3>        6.27    11/1/98       1,158       1,158

Lewis H. Bender........        462         <F3>      $13.76     2/1/98  $    1,122  $    1.122
                               441         <F3>       14.025    5/1/98       1,091       1,091
                             1,085         <F3>        7.44     8/1/98       1,425       1,425
                             1,064         <F3>        6.27    11/1/98       1,158       1,158

Barry B. Kanarek.......    125,000         30.1%     $14.50     6/4/08  $1,139,872  $2,888,658
                             1,611         <F3>        6.27    11/1/98       1,737       1,737
____________________________

<F1>Options that  expired in 1998 were all granted under the Company's Employee
    Stock Purchase Plan or Non-Qualified Employee Stock Purchase Plan at exercise prices equal to the lower of the fair market value on the date of grant or 85% of the fair market value on the date of exercise. Options expiring in 2008 were all granted under the Company's 1991 Stock Option Plan at prices equal to the fair market value on the date of grant.

<F2>The total  number of  option shares  granted during the 1998 fiscal year to employees includes 75,174 shares under the Company's Employee Stock Purchase Plan or Non-Qualified Employee Stock Purchase Plan and 340,272 shares under the Company's 1991 Stock Option Plan.

<F3>Less than 1.0%


          The following table sets forth information as to the exercises of options during the fiscal year ended July 31, 1998 and the number and value of unexercised options held by the executive officers named above as of July 31, 1998:

            AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

                            Exercises During
                             the Fiscal Year            Number of
                          ---------------------     Shares Underlying        Value of Unexercised
                           Number                  Unexercised Options     In-the-Money Options<F1>
                             of                   -----------------------  ------------------------
                           Shares      Value          Exer-      Unexer-      Exer-       Unexer-
Name                      Acquired   Realized        cisable     cisable     cisable      cisable
-----------------------   --------  -----------   -------------  --------  ------------  ----------
Michael M. Goldberg....      748    $ 2,051<F2>   1,337,497<F6>   300,000   $1,554,833    $600,000
                             850      2,544<F3>
                             975     40,298<F4>
                             920      2,323<F5>

Sam J. Milstein........      603    $ 1,653<F2>     767,757       220,000   $  921,058    $440,000
                             844      2,050<F3>
                             786     31,860<F4>
                             751      2,134<F5>

Robert A. Baughman, Jr.      398    $ 1,058<F2>     135,268          -      $   31,222        -
                             592      1,313<F3>
                             490     20,199<F4>
                             468      1,237<F5>

Lewis H. Bender........      351    $   827<F2>      53,176        88,800   $  133,117    $122,175
                             427      1,026<F3>
                             462     11,104<F4>
                             441        946<F5>

Barry B. Kanarek.......       -          -          125,000          -            -           -
_______________________________

<F1>Based on a closing price of $10.625 on July 31, 1998 on the Nasdaq National
    Market.

<F2>Based on a closing price of $19.00 on August 1, 1997, the date of exercise, on the Nasdaq National Market.

<F3>Based  on a  closing price  of $19.375  on November  1, 1997,  the date  of exercise, on the Nasdaq National Market.

<F4>Based  on a  closing price  of $16.188  on February  2, 1998,  the date  of exercise, on the Nasdaq National Market.

<F5>Based on a closing price of $16.50 on May 1, 1998, the date of exercise, on the Nasdaq National Market.

<F6>Includes  130,000 shares with respect to which Dr. Goldberg has transferred options to members of his family and with respect to which Dr. Goldberg disclaims beneficial interest.


Employment Agreements

          The Company has entered into employment agreements with Michael M. Goldberg, M.D. and Sam J. Milstein, Ph.D., expiring on July 31, 2001. Pursuant to the agreements, Dr. Goldberg is to serve as Chairman and Chief Executive Officer of the Company at an annual salary of $369,215 for the 1998 fiscal year to increase at 6% per year, Dr. Milstein is to serve as President and Chief Scientific Officer at an annual salary of $297,754 for the 1998 fiscal year to increase at 6% per year and both are to be nominated to serve as members of the Board of Directors. Also pursuant to the agreements, Dr. Goldberg was granted an option to purchase 750,000 shares of the Common Stock and Dr. Milstein was granted an option to purchase 550,000 shares. The options have an exercise price of $8.625 per share and they expire on October 5, 2005 except that they become earlier exercisable if the Company achieves certain milestones, with the rate in no event being greater than either 25% of the shares for each milestone achieved or 20% of the shares in any employment year. The Company milestones required for exercisability of the options are (i) execution of a collaboration agreement providing for the commercialization of a product utilizing the Company's drug delivery technology and the payment of a royalty to the Company,
(ii) one or more financings by the Company that provide aggregate net proceeds of at least $15,000,000 and (iii) any subsequent such collaboration agreement or such financings.

     The agreements provide that, upon (i) termination by the Company either without cause or for any reason following a Change of Control (as defined in the agreements) or (ii) termination by Dr. Goldberg or Dr. Milstein, as the case may be, following an uncured breach or bankruptcy by the Company, the Company will make severance payments equal to the greater of (i) the compensation payable under the agreements from the date of termination to July 31, 2001 or (ii) one year's compensation under the agreements.

Compensation Committee Report on Executive Compensation

          The Compensation Committee's policies applicable to the compensation of the Company's executive officers are based on the principle that total compensation should be set to attract and retain those executives critical to the overall success of the Company and should reward executives for their contributions to the enhancement of shareholder value.

          The key elements of the executive compensation package are base salary, employee benefits applicable to all employees and long-term incentive compensation in the form of stock options. In general, the Compensation Committee has adopted the policy that compensation for executive officers should be competitive with that paid by leading biotechnology companies for corresponding senior executives. The Compensation Committee also believes that it is important to have stock options constitute a substantial portion of executive compensation in order to help executives align their interests with those of the stockholders. The Compensation Committee's policy with respect to stock options is that their exercise prices should be equal to or above the fair market value of the Common Stock on the date of grant, that employee stock options should generally involve a five-year vesting period and that options previously granted at exercise prices higher than the current fair market value should not be repriced.

          In determining the compensation for each executive officer, the Compensation Committee generally considers (i) data from outside studies and proxy materials regarding compensation of executive officers at comparable companies, (ii) the input of other directors regarding individual performance of each executive officer and (iii) qualitative measures of Company performance such as progress in the development of the Company's technology, the engagement of corporate partners for the commercial development and marketing of products and the success of the Company in raising the funds necessary to conduct research and development and the fact that the Company successfully completed a preliminary human safety and tolerance trial. The Compensation Committee's consideration of such factors is subjective and informal.

          The compensation of Michael M. Goldberg, the Chief Executive Officer of the Company, for the 1998 fiscal year was as called for by his employment agreement with the Company entered into during the 1996 fiscal year and the Compensation Committee did not consider any amendments to the compensation thereunder. In approving the five-year employment agreement negotiated with Dr. Goldberg for the period ending July 31, 2001, the Compensation Committee concluded that Dr. Goldberg's leadership contributed significantly to the Company's achievements and progress in the past and that Dr. Goldberg will continue to make significant contributions to the Company's performance in the future.

                                 Howard M. Pack
                                 Mark I. Greene
                                 Joseph R. Robinson


Comparative Stock Performance Graph

          The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Pharmaceutical Index, assuming an investment of $100 on July 31, 1993 in each of the Company's Common Stock, the stocks comprising the Nasdaq Market Index and the stocks comprising the Nasdaq Pharmaceutical Index.

                       Emisphere   Nasdaq Market   Nasdaq Pharm.
                       ---------   -------------   -------------
              7/31/93      100           100            100
              7/31/94      275           103             88
              7/31/95       45           145            125
              7/31/96       50           157            150
              7/31/97      129           232            177
              7/31/98       71           274            178


Section 16(a) Beneficial Ownership Reporting and Compliance

          Based solely on a review of the reports under Section 16(a) of the Exchange Act and representations furnished to the Company during the last fiscal year, the Company believes that each of the persons required to file such reports is in compliance with all applicable filing requirements.


  PROPOSALS II, III AND IV: APPROVAL OF AMENDMENTS TO THE COMPANY'S RESTATED
                         CERTIFICATE OF INCORPORATION

          The Board of Directors deems it advisable that the Company's Restated Certificate of Incorporation be amended, subject to stockholder approval, to provide for (i) an increase in the number of shares of the Common Stock the Company is authorized to issue from 20,000,000 to 40,000,000, (ii) the classification of the Board of Directors into three classes with staggered three-year terms, (iii) the fixing of the number of directors constituting the entire Board of Directors at a maximum of twelve and a minimum of three, (iii) the removal of directors only for cause, (iv) the taking of any action by the stockholders of the Corporation only at a meeting of stockholders and not by written consent without a meeting and (v) related matters.

Summary of the Proposed Amendments

          The proposed amendments to the Company's Restated Certificate of Incorporation, which are set forth in Appendix A hereto, are summarized briefly as follows:

          Increase in the Number of Authorized Shares. The proposed amendment to Article FOURTH of the Company's Restated Certificate of Incorporation increases the number of shares of the Common Stock the Company has the authority to issue from 20,000,000 to 40,000,000. Based on the number of shares issued and outstanding and reserved for issuance under the Company's benefit plans, the proposed amendment if adopted will increase the number of unreserved shares of the Common Stock available for issuance from approximately 2,364,466 to approximately 22,364,466.

          Classification of the Board of Directors. The Company's directors are currently elected annually and hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The proposed amendments to Article TENTH to the Company's Restated Certificate of Incorporation provide for the classification of the Board of Directors into three classes with staggered terms, designated as Class I, Class II and Class III. Class I will initially consist of two directors, each to hold office until the Annual Meeting of Stockholders in 2000; Class II will initially consist of three directors, each to hold office until the Annual Meeting of Stockholders in 2001; Class III will initially consist of three directors, each to hold office until the Annual Meeting of Stockholders in 2002. Starting with the Annual Meeting of Stockholders following the 1999 fiscal year, one class of directors will be elected for a three-year term at each annual meeting, with the remaining classes continuing in office.

          Number of Directors. The Company's Board of Directors is currently composed of eight persons. The proposed amendments will fix the number of directors constituting the entire Board of Directors at a maximum of twelve and a minimum of three.

          Removal of Directors. Members of the Company's Board of Directors can currently be removed, with or without cause, by the holders of a majority of the Common Stock outstanding. The proposed amendments provide that such removal can be effected only for cause.

          Vacancy of Directors. Any vacancies occurring on the Board of Directors can currently be filled by a majority of the remaining directors, although less than a quorum, to serve until the next annual meeting of stockholders and until a successor is duly elected and qualified. With the proposed amendments, any director so chosen will serve for the remaining term of the class for which such director was chosen.

          Stockholder Action only by Meeting. Under the Company's Restated Certificate of Incorporation as currently in effect, any requisite or permitted action of stockholders may be taken without a meeting, without prior notice and without a vote if written consent is signed by stockholders having the minimum number of votes necessary to authorize the action. The proposed amendments provide that action by stockholders can be taken only at an annual or special meeting of stockholders and may not be taken by written consent without a meeting.

          Two Thirds Majority to Amend Article TENTH. Under the Company's Restated Certificate of Incorporation as currently in effect, any amendment thereto requires the affirmative vote of a majority of the Common Stock outstanding and entitled to vote. The proposed amendments provide that any amendment to Article TENTH (relating to the classification of the Board, the removal of directors only for cause and the taking of stockholder action only by meeting) will require either (i) the affirmative vote of a two-thirds majority of the stock outstanding and entitled to vote or (ii) the unanimous approval of the Board of Directors of the Corporation and a majority of the stock outstanding and entitled to vote.

Purposes and Effects of the Proposed Amendments

          Increase in the Number of Authorized Shares. While the Company has no present plans, agreements or understandings regarding the issuance of additional shares of the Common Stock, the Board of Directors believes that the adoption of the amendment to increase the number of authorized shares is advisable because it will provide the Company with greater flexibility in connection with possible future financing transactions, acquisitions of other companies or business properties, stock dividends or splits, employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares available will give the Company the ability to issue shares without the expense and delay of a special meeting of stockholders. Such a delay might deprive the Company of the flexibility the Board views as important in facilitating the effective use of the Company's shares. Except as otherwise required by applicable law or rules, authorized but unissued shares of the Common Stock may be issued at such time, for such purposes and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by stockholders.

          Since the issuance of additional shares of the Common Stock, other than on a pro rata basis to all current stockholders, would dilute the ownership interest of a person seeking to obtain control of the Company, such issuance could be used to discourage a change in control of the Company by making it more difficult or more costly. The Company is not aware of any third party seeking to accumulate shares of the Common Stock or to obtain control of the Company and the Company has no present intention to use the additional authorized shares to deter such a change in control.

          Classification of the Board of Directors and Related Matters. As more fully discussed below, the Board of Directors believes that the proposed amendments providing for the classification of the Board of Directors and related matters will, if adopted, effectively reduce the possibility that a third party could effect a sudden or surprise change in majority control of the Board without the support of the incumbent Board.

          Although neither the Board of Directors nor the management of the Company is aware of any actual or threatened change in control of the Company, the purpose of the proposed amendments is to discourage certain types of activity that in the future might involve an actual or threatened change in control. The proposed amendments are designed to make it more difficult and time consuming to change majority control of the Board of Directors and thus reduce the vulnerability of the Company to an unsolicited proposal for the takeover of the Company that does not contemplate the acquisition of all of the Company's outstanding shares at a fair price, or an unsolicited proposal for the restructuring or sale of all or part of the Company.

          Third parties sometimes accumulate substantial stock positions in public companies with a view toward using a control block of stock to force a restructuring, merger or consolidation or to force a corporation to repurchase the control block at a premium. Such actions are often taken without advance notice to or consultation with the board of directors or management of the corporation. In many cases, such third parties seek representation on the corporation's board of directors in order to increase the likelihood that their proposals will be implemented by the corporation. If the corporation resists the efforts to obtain representation on the corporation's board, such parties may commence proxy contests to have themselves or their nominees elected to the board of directors in place of certain directors or the entire board. In some cases, such third party may be interested not in taking over the corporation, but in using the threat of a proxy fight or takeover bid as a means of forcing the corporation to repurchase its holdings at a substantial premium over market price.

          The Board of Directors of the Company believes that the threat of removal of the Company's directors in such situations would curtail the Board's ability to negotiate effectively with such persons. Management would be deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company that may ultimately be undertaken.

          The proposed amendments to Article TENTH of the Company's Restated Certificate of Incorporation will, if adopted, have the effect of making it more difficult to change the composition of the Board of Directors and therefore help to assure the continuity and stability of the Company's management and policies. A classified Board of Directors upon which Directors serve three-year terms requires at least two annual stockholder meetings in order to effect a change in the control of the Board. Currently, a change in control of the Board of Directors could be effected in one stockholder meeting. The provision prohibiting removal of Directors except for cause further stabilizes the composition of the Board of Directors.

          By stabilizing the composition of the Board of Directors, the proposed amendment is designed to encourage any person who might seek to acquire control of the Company to consult first with the Company's Board of Directors and to negotiate the terms of any proposed business combination or tender offer. The Board of Directors believes that any takeover attempt or business combination in which the Company is involved should be thoroughly studied by the Board of Directors to assure that all of the Company's stockholders are treated fairly.

          Takeovers or  changes in  the  directors  of  the  Company  that  are proposed and effected without prior consultation and negotiation with the Company's Board of Directors may not necessarily be detrimental to the Company and its stockholders; the adoption of the proposed amendments could discourage or frustrate future attempts to acquire control of the Company that are not approved by the incumbent Board of Directors, but which a majority of stockholders might deem to be in their best interests. One of the effects of proposed amendments to Article TENTH may be to discourage prospective acquirors from making tender offers for, or open market purchases of, shares of the Common Stock without the approval of the Company's Board of Directors. The proposed amendments, if adopted, could also delay or frustrate the assumption of control by a holder of a large block of shares of the Common Stock or the removal of incumbent directors, even if stockholders considered such events to be beneficial. The Board of Directors feels, however, that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals.

          Stockholder Action Only by Meeting and Related Matters. The provision for stockholder action only by meeting in the proposed amendments to Article TENTH of the Company's Restated Certificate of Incorporation will, if adopted, have the effect of delaying any stockholder action until a meeting of stockholders can be called. Since the Company's By-Laws, as amended, bar stockholders from calling a special meeting of stockholders, the presentation of stockholder actions that have not received approval of the Board of Directors may be delayed until the next annual meeting of stockholders. Furthermore, since the Company's By-Laws set notice requirements for the presentation of stockholder actions at an annual meeting of stockholders, action on stockholder proposals may be further delayed. Set forth as Appendix B hereto are the relevant provisions in the Company's By-Laws, as amended, relating to the procedure to be followed for the presentation of stockholder proposals.

Certain Other Provisions and Factors Having Possible Anti-Takeover Effects

          Preferred Stock and Preferred Stock Purchase Rights. Article FOURTH of the Company's Restated Certificate of Incorporation authorizes the issuance of 1,000,000 shares of Preferred Stock by the Company without requiring any further action by the Company's stockholders and authorizes the Board of Directors to issue Preferred Stock in one or more series, with such powers, designations, preferences and rights as determined by the Board. On March 5, 1996, the Board of Directors designated the Series A Junior Participating Cumulative Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), and declared a dividend distribution of one right (a "Right") to purchase shares of the Series A Preferred Stock for each share of the Common Stock outstanding to stockholders of record at the close of business on March 15, 1996. The description and terms of the Rights are set forth in a Rights Agreement, dated as of February 23, 1996 (the "Rights Agreement"), between the Company and Continental Stock Transfer & Trust Company, as Rights Agent.

          The Rights are non-exercisable and non-separable from the Common Stock until the earlier of (i) ten days following a public announcement that a person or group of affiliates or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the shares of the Common Stock outstanding or (ii) ten business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of the shares of the Common Stock outstanding,. Thereafter, upon the occurrence of certain events specified in the Rights Agreement and unless the Rights are redeemed by the Board of Directors, the holders of the Rights other than an Acquiring Person can exercise the Rights in accordance with the terms thereof.

          The Rights may have certain anti-takeover effects in that they may deter a third party from acquiring control of the Company in a manner or on terms not approved by the Board of Directors. In light of recent rulings in Delaware courts with respect to shareholder rights plans generally, the Board of Directors may consider the adoption of certain amendments to the Rights Agreement and the notification of the Company's stockholders of such amendments.

          The Board presently has no plans to issue shares of Preferred Stock other than as may be required by the Rights Agreement.

          Collaboration Agreements. In connection with certain collaboration agreements the Company has entered into with Elan Corporation plc, Eli Lilly and Company and Novartis Pharma AG, each of those companies has agreed not to acquire shares of the Common Stock above certain specified levels. Furthermore, the agreement with Elan Corporation plc provides that a change of control of the Company would constitute an event of default thereunder with potential adverse effects on the Company.

          Delaware Law. Section 203 of the Delaware General Corporation Law prohibits publicly held Delaware corporations from engaging in a "business combination" with an "interested stockholder" for a period of three years following the time of the transaction in which the person or entity became an interested stockholder unless (i) prior to such time either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder is approved by the board of directors of the corporation, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation (excluding for this purpose certain shares owned by persons who are directors and also officers of the corporation and by certain employee benefit plans) or
(iii) at or subsequent to such time the business combination is approved by the board of directors of the corporation and by the affirmative vote (and not by written consent) of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. For the purposes of Section 203, a "business combination" is broadly defined to include mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. An "interested stockholder" is person who, together with affiliates and associates, owns (or within the immediately preceding three years did own) 15% or more of the corporation's voting stock.

Voting

          The amendments to the Company's Restated Certificate of Incorporation must be approved by the affirmative vote of a majority of the shares of the Common Stock outstanding. Abstentions from voting and broker non-votes will have the effect of "no" votes.

          The Board of Directors of the Company deems the adoption of the amendments to the Company's Restated Certificate of Incorporation to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal II, FOR Proposal III and FOR Proposal IV.

 PROPOSALS V AND VI: APPROVAL OF AMENDMENTS TO THE COMPANY'S 1991 STOCK OPTION
                 PLAN AND 1995 NON-QUALIFIED STOCK OPTION PLAN

          The Company's Board of Directors has determined that additional shares of the Common Stock should be made available for grants of stock options to the Company's officers and other employees and consultants who will be responsible for the profitability and long-term future growth of the Company. Accordingly, the Board has approved an amendment to the Company's 1991 Stock Option Plan (as amended, the "1991 Plan") to increase the maximum number of shares of the Common Stock available for the grant of options thereunder from 1,700,000 shares to 2,000,000 and an amendment to the Company's 1995 Non-Qualified Stock Option Plan (as amended, the "1995 Plan" and, collectively with the 1991 Plan, the "Plans") to increase the maximum number of shares of the Common Stock available for the grant of options thereunder from 2,100,000 shares to 2,350,000. As of October 31, 1998, options with respect to 1,697,244 shares were outstanding under the 1991 Plan and options with respect to 1,875,000 shares were outstanding under the 1995 Plan.

          The Board has also approved, subject to approval of the Company's stockholders, an amendment with respect to the provision for amending the Plans. The 1991 Plan currently calls for shareholder approval of any amendment that would increase the aggregate number of shares that could be issued thereunder, materially increase the benefits thereunder or modify the class of persons eligible to receive options thereunder. The 1995 Plan calls for shareholder approval of any material amendment thereof. As amended, the Plans will call for shareholder approval if such approval is required to ensure that the grant and exercise of options thereunder are exempt transactions under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, to comply with any rule or regulation of a governmental authority, applicable securities exchange or the Nasdaq National Market or, with respect to the 1991 Plan, to ensure that options intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended, meet all requirements for such qualification.

          If the amendments are not approved by the stockholders, the Company will have to reevaluate how it will provide incentives to the Company's existing and future officers and other employees and consultants.

Summary of the Plans

          The following is a brief summary of the Plans.

          Purpose   The purpose of the Plans is to foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the profitability and long-term future growth of the Company.

          Eligible Employees The eligible participants in the 1991 Plan are the Company's officers and other key employees and consultants other than directors, as determined and designated from time to time by the Company's Compensation Committee in its sole discretion. The eligible participants in the 1995 Plan are the Company's officers and other key executive employees, as determined and designated from time to time by the Company's Compensation Committee in its sole discretion.

          Grants Under the Plan The 1991 Plan provides for the grant of options to purchase shares of the Common Stock, including options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1995 Plan provides for the grant of options to purchase shares of the Common Stock, such options not intending to qualify as such incentive stock options.

          Administration The Plans are administered by the Compensation Committee of the Board of Directors of the Company, each member of which is intended to be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

          Subject to the provisions of the Plans, the Compensation Committee has the authority and discretion to grant options under the Plans, to interpret the provisions of the Plans and option agreements made thereunder and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plans.

          Maximum Shares to be Issued The maximum number of shares that may be issued pursuant to the grant of options under the Plans is 2,000,000 in the aggregate with respect to the 1991 Plan and 2,350,000 in the aggregate with respect to the 1995 Plan (subject to anti-dilution adjustments). In the event a stock option granted under the Plans expires or terminates prior to exercise, the shares subject thereto will thereafter be available for further option grants.

          Terms of Stock Option Grants The Compensation Committee specifies the terms and conditions of stock options granted under the Plans including without limitation the number of shares covered by each option, the exercise price, the option period, any vesting restrictions with respect to the exercise of the option and, with respect to the 1991 Plan, whether the option is intended to qualify as an incentive stock option. No option under the 1991 Plan may have an exercise price of less than the par value of the Common Stock or an option exercise period of more than ten years. Options intending to qualify as incentive stock options under the 1991 Plan and all options under the 1995 Plan must have an exercise price per share of not less than the fair market value of the Common Stock on the date of grant and an option exercise period of not more than ten years. Furthermore, an option intending to qualify as an incentive stock option and granted to a person who at the time of the grant holds more than 10% of the total combined voting power of all classes of stock of the Company must have an exercise price per share of not less than 110% of the fair market value of the Common Stock on the date of grant and an option exercise period of not more than five years.

          Restrictions on Transfer Options under the Plans may not be transferred by an optionee other than by will or by the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee, except that an option under the 1995 Plan may be transferred to members of the optionee's family or trusts for their benefit.

          Federal Income Tax Consequences The grant of options under the Plans will have no federal income tax consequences to either the Company or the option grantee. The exercise of incentive stock options will generally have no federal tax consequences to either the Company or the optionee, although the excess of the value of the stock over the exercise price is potentially subject to the alternative minimum tax under Section 55 of the Code. Upon exercise of options other than incentive stock options, the optionee is subject to federal income tax on the excess of the value of the stock over the exercise price and the Company is entitled to take a corresponding federal income tax deduction (subject to the limitation on deductibility of executive compensation).

          The foregoing is a general description of the federal income tax consequences relating to the grant and exercise of options under the Plans. It does not purport to cover the special rules under the Code, administrative and judicial interpretations, possible changes in the law or state and local income tax consequences.

          Amendment The Board of Directors of the Company may at any time amend or terminate the Plans, provided that no such amendment may be made without the approval of the stockholders of the Company to the extent approval is required by applicable laws, rules or regulations and provided further that no amendment or termination may adversely affect the rights of an optionee with respect to an outstanding option.

Grant Information

          It is not possible to determine the stock option grants that will be made pursuant to the Plans in the future. The table below sets forth information regarding the option grants that have been made under the Plans since their inception.

                                                  Number of Shares
                                                 Underlying Options
                                     Dollar    ----------------------
   Name and Position                Value(1)   1991 Plan    1995 Plan
----------------------------------  --------   ---------   ----------
Michael M. Goldberg...............     -        266,954    1,050,000
 Chairman of the Board and Chief
 Executive Officer
Sam J. Milstein...................     -        150,478      750,000
 President, Chief Scientific
 Officer and Secretary
Robert A. Baughman, Jr............     -         90,268        -
 Senior Vice President and
 Director of Development
Lewis H. Bender...................     -        141,976        -
 Senior Vice President, Business
 Development
Barry B. Kanarek..................     -        125,000        -
 Senior Vice President, Clinical
 Affairs and Chief Medical Officer
All current executive officers as
  a group.........................     -        774,676    1,800,000
All current directors who are not
 executive officers as a group (2)    -          -            -
All employees, including all
 current officers who are not
 executive officers, as a group...     -      1,269,824       75,000
_______________________________
(1) Based upon the excess of the fair market value of the Common Stock on the date of grant over the exercise price.
(2) Directors of the Company who are not also either employees of or consultants to the Company are not eligible to participate in the Plans.

Voting

          The amendments to the Plans must be approved by a majority of the total votes cast on each proposal. An abstention from voting on either proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

          The Board of Directors of the Company deems the approval of the amendments to the 1991 Stock Option Plan and the 1995 Non-Qualified Stock Option Plan to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal V and FOR Proposal VI.

      PROPOSAL VII:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

          The Board of Directors has selected PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending July 31, 1999. PricewaterhouseCoopers LLP has served as the Company's independent accountants since November 1991.

          A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions. Although it is not required to do so, the Board of Directors is submitting the selection of independent accountants for ratification at the meeting. If this selection is not ratified, the Board of Directors will reconsider its choice.

          On October 1, 1998 Emisphere Technologies, Inc. (the "Company") engaged PricewaterhouseCoopers LLP as the independent accountants to audit the financial statements of Ebbisham Limited ("Ebbisham"), the joint venture company owned equally by the Company and Elan Corporation plc. KPMG, Ebbisham's independent chartered accountants upon whose opinion
PricewaterhouseCoopers LLP relied for the period from the commencement of its operations on September 26, 1996 to July 31, 1997, will continue as Ebbisham's independent chartered accountants but was dismissed by the Company with respect to an opinion upon which PricewaterhouseCoopers LLP relied for the fiscal year ended July 31, 1998.

          Neither PricewaterhouseCoopers LLP's report on the Company's financial statements for the 1996 and 1997 fiscal years nor KPMG's report on Ebbisham for the period from the commencement of its operations to July 31, 1997 contained an adverse opinion or disclaimer of opinion and neither report was qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's 1996 and 1997 fiscal years and the subsequent period preceding the dismissal of KPMG, there were neither (i) disagreements with KPMG on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter thereof in connection with its report nor (ii) any of the reportable events listed in paragraphs (a)(1)(v)(A) through (D) of
Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

          Prior to the engagement of PricewaterhouseCoopers LLP as the independent accountant to audit Ebbisham's financial statements, neither the Company nor Ebbisham consulted with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. The Company's decision to change accountants with respect to the audit of Ebbisham's financial statements was not recommended or approved by the audit committee of the Company's Board of Directors.

          A majority of the votes cast (excluding abstentions and broker non-votes) at the meeting in person or by proxy is necessary for ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Company.

          The Board of Directors of the Company deems the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Company to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal VII.

                                   FORM 10-K

          Stockholders may obtain without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1998 by directing written requests to Investor Relations, Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591.


                             STOCKHOLDER PROPOSALS

          All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company contemplated to be held in January 2000 must be received by the Company no later than July 31, 1999, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.


                                OTHER BUSINESS

          The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

          The prompt  return of  your proxy  will be appreciated and helpful in
obtaining the  necessary vote.   Therefore, whether or not you expect to attend
the meeting, please sign the proxy and return it in the enclosed envelope.


                                   By order of the Board of Directors

                                   SAM J. MILSTEIN, PH.D.
                                   Secretary

Hawthorne, New York
December 18, 1998

                                                                     Appendix A

                         EMISPHERE TECHNOLOGIES, INC.

                              PROPOSED AMENDMENT

                                    to the

                     RESTATED CERTIFICATE OF INCORPORATION


     RESOLVED that Article FOURTH and Article TENTH of the Corporation's Certificate of Incorporation be amended to read in full as follows:

                                  *  *  *  *

       FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is forty-one million (41,000,000), consisting of 40,000,000 shares of common stock, $.01 par value per share ("Common Stock"), and 1,000,000 shares of preferred stock, $.01 par value per share ("Preferred Stock").

                                  *  *  *  *

       TENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

            (a) Number, Election and Terms of Office of Board of Directors. The business of the Corporation shall be managed by a Board of Directors consisting of not less than three nor more than twelve members, the exact number of directors within such minimum and maximum limitations to be fixed from time to time by resolution adopted by a majority of the entire Board of Directors then in office, whether or not present at a meeting. Directors need not be stockholders of the Corporation. The directors shall be divided into three classes with the term of office of the first class to expire at the first annual meeting of stockholders of the Corporation next following the end of the Corporation's fiscal year ending July 31, 1999, the term of office of the second class to expire at the first annual meeting of stockholders of the Corporation next following the end of the Corporation's fiscal year ending July 31, 2000 and the term of office of the third class to expire at the annual meeting of stockholders of the Corporation next following the end of the Corporation's fiscal year ending July 31, 2001. At each annual meeting of stockholders following such initial election as specified above, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

            (b) Adoption, Amendment and Repeal of By-Laws. The power to adopt, amend or repeal by-laws of the Corporation shall be vested in the Board of Directors; provided, however, that the stockholders of the Corporation may adopt, amend or repeal by-laws of the Corporation upon the affirmative vote of a majority of the stock outstanding and entitled to vote thereon.

            (c) Newly Created Directorships and Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the remaining directors then in office, although less than a quorum, or by a sole remaining director and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which he or she has been elected expires or, in each case, until his or her successor is duly elected and qualified. Except as may otherwise be specified in the designations of rights of any series of Preferred Stock then outstanding, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

            (d)     Removal of  Directors.   The removal of a director may be
  effected only for cause and only upon the affirmative vote of a majority of the stock outstanding and entitled to vote for the election of directors.

            (e) Action by Stockholders. Notwithstanding the provisions of Section 228 of the General Corporation Law of the State of Delaware (or any successor statute), any action required or permitted by such General Corporation Law to be taken at any annual or special meeting of stockholders of the Corporation shall be taken only at such an annual or special meeting  of stockholders  and may  not be  taken by written consent without a meeting. At any annual meeting or special meeting of stockholders of the Corporation, only such business as has been brought before such meeting in the manner provided by the by-laws of the Corporation shall be conducted.

            (f) Special Meetings of Stockholders. Special meetings of stockholders of the Corporation may be called only by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer of the Corporation and shall be held at such place or places within or without the State of Delaware as may be designated by the Board of Directors or the person calling such meeting and stated in the notice thereof.

            (g) Amendments to this Article TENTH. Notwithstanding anything in this Restated Certificate of Incorporation to the contrary, the amendment of this Article TENTH shall require either (i) the affirmative vote of a two-thirds majority of the stock outstanding and entitled to vote or (ii) the unanimous approval of the Board of Directors of the Corporation and a majority of the stock outstanding and entitled to vote.

                                                                     Appendix B

                         EMISPHERE TECHNOLOGIES, INC.

                                    BY-LAWS


                                  *  *  *  *

          SECTION 1.2. Special Meetings. A special meeting of stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting and as shall be stated in the notice of such meeting. At any special meeting of stockholders, no business may be transacted other than (i) such business stated in the notice thereof given pursuant to Section 1.3 hereof or (ii) such business as is related to the purpose or purposes of such meeting and which is properly brought before the meeting by or at the direction of the Board.
                                  *  *  *  *

          SECTION 1.5. Conduct of the Meeting. (a) At each meeting of stockholders the Chairman of the Board, or in his absence the President, or in his absence the person designated in writing by the Chairman of the Board, or if no person is so designated, then a person designated by the Board of Directors, shall preside as chairman of the meeting; if no person is so designated, then the meeting shall choose a chairman by plurality vote. The Secretary, or in his absence a person designated by the chairman of the meeting, shall act as secretary of the meeting.

          (b) No person shall be eligible for election to the Board of Directors at an annual or special meeting of stockholders of the Corporation unless such person has been nominated (i) by or at the direction of the Board,
(ii) by a nominating committee or person appointed by the Board or (iii) by a stockholder of record of the Corporation who is entitled to vote for the election of directors and who has given the Corporation timely written notice (the "Notice of Nomination") in accordance with the provisions hereof. The Notice of Nomination shall set forth (i) the name and record address of the stockholder proposing to make the nominations, (ii) the class and number of shares of capital stock held of record, held beneficially and represented by proxy held by such person as of the record date for the meeting and as of the date of the Notice of Nomination, (iii) all information regarding each nominee proposed by such stockholder that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, or any successor statute thereto (the "Exchange Act"), and the written consent of each such nominee to serve if elected and (iv) all other information that would be required to be filed with the Securities and Exchange Commission if the person proposing such nominations were a participant in a solicitation subject to Section 14 of the Exchange Act.

          (c) No business shall be conducted at any annual meeting of Stockholders unless such business is properly brought before the meeting and no business shall be properly brought before a meeting unless such business is
(i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board or (iii) specified in a timely written notice (the "Notice of Business") given by or on behalf of a stockholder of record of the Corporation in accordance with the provisions hereof. The Notice of Business shall set forth (i) the name and record address of the stockholder proposing such business, (ii) the class and number of shares of capital stock held of record, held beneficially and represented by proxy held by such stockholder as of the record date for the meeting and as of the date of such Notice of Business, (iii) a brief description of the business such stockholder desires to bring before the annual meeting and the reasons for conducting such business at the annual meeting, (iv) any material interest such stockholder has in such business and (v) all other information that would be required to be filed with the Securities and Exchange Commission if the person proposing such Stockholder business were a participant in a solicitation subject to Section 14 of the Exchange Act.

          (d) The Notice of Nomination and the Notice of Business shall, in order to meet the requirement of timeliness, be delivered to the Corporation in person or, if mailed, received at the principal executive offices of the Corporation addressed to the attention of the Secretary not less than 30 days nor more than 60 days prior to the annual meeting or special meeting of stockholders; provided, however, that, in the event that notice of the meeting is first given or made to the stockholders of the Corporation less than 40 days prior to the date of the meeting, the Notice of Nomination or the Notice of Business, as the case may be, shall, in order to meet the requirement of timeliness, be received no later than the close of business on the tenth day following the earlier of (i) the date on which such notice of the meeting is mailed or (ii) the date public disclosure of the date of the meeting is first made. For purposes of the foregoing, public disclosure shall be deemed to include any press release reported by the Dow Jones News Services, Associated Press or comparable national news service and any document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

          (e) The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that any proposals by a stockholder for a nomination to the Board or for business to be conducted at the meeting were not made in accordance with the foregoing procedures and, if he should so determine, any such defective nomination shall be discarded and any such defective proposal for business to be conducted shall be stricken from the agenda for the meeting.

                                  *  *  *  *

                         EMISPHERE TECHNOLOGIES, INC.
                          765 Old Saw Mill River Road
                          Tarrytown, New York  10591

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael M. Goldberg, M.D. and Sam J. Milstein, Ph.D., and each of them, as Proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Emsiphere Technologies, Inc. held of record by the undersigned on November 27, 1998 at the Annual Meeting of Stockholders to be held on January 25, 1999 or any adjournments or postponements thereof.

1.   ELECTION OF DIRECTORS

          Nominees:
  Michael M. Goldberg, M.D.    STOCKHOLDERS MAY WITHHOLD AUTHORITY TO VOTE
     Jere E. Goyan, Ph.D       FOR ANY  NOMINEE BY  DRAWING A LINE THROUGH
 Mark I. Greene, M.D., Ph.D.   OR OTHERWISE  STRIKING OUT THE NAME OF SUCH
      Peter Barton Hutt        NOMINEE.  ANY PROXY EXECUTED IN SUCH MANNER
      Robert J. Levenson       AS NOT  TO WITHHOLD  AUTHORITY TO  VOTE FOR
    Sam J. Milstein, Ph.D.     THE ELECTION OF ANY NOMINEE SHALL BE DEEMED
        Howard M. Pack         TO GRANT SUCH AUTHORITY.
  Joseph R. Robinson, Ph.D.


        __ GRANT authority to vote for      __ WITHOLD authority to
           the eight   nominees  as  a         vote  for  the eight
           group                               nominees as a group

2. Approval and adoption of the amendments to the Company's Restated Certificate of Incorporation to increase the number of authorized share

        __ FOR           __ AGAINST       __ ABSTAIN

3. Approval and adoption of the amendments to the Company's Restated Certificate of Incorporation to provide for a staggered Board and related matters

        __ FOR           __ AGAINST       __ ABSTAIN

4. Approval and adoption of the amendments to the Company's Restated Certificate of Incorporation to provide for stockholder action only by meeting and related matters

        __ FOR           __ AGAINST       __ ABSTAIN

5.   Approval and adoption of the amendments to the Company's 1991 Stock Option
     Plan

        __ FOR           __ AGAINST       __ ABSTAIN

6. Approval and adoption of the amendments to the Company's 1995 Non-Qualified Stock Option Plan

        __ FOR           __ AGAINST       __ ABSTAIN

7.   Ratification    of     the    Board    of    Directors'    selection    of
     PricewaterhouseCoopers  LLP   to  serve   as  the   Company's  independent
     accountants for the fiscal year ending July 31, 1999

        __ FOR           __ AGAINST       __ ABSTAIN

8. Authority to vote in their discretion on such other business as may properly come before the meeting

        __ FOR           __ AGAINST       __ ABSTAIN

     This proxy,  when properly  executed, will be voted in the manner directed
herein by  the undersigned  stockholder.   If no  direction is made, this proxy
will be voted for each of the proposals named above.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.


                                      Dated _______________________, 199_

                                   _________________________________________
                                                   (Signature)

                                   _________________________________________
                                           (Signature if held jointly)

                                   Please sign  exactly as name appears hereon.
                                   When shares  are held by joint tenants, both
                                   should sign.    When  signing  as  attorney,
                                   executor,    administrator,    trustee    or
                                   guardian, please  give full  title as  such.
                                   If  a   corporation,  please  sign  in  full
                                   corporate  name   by  president   or   other
                                   authorized  officer.     If  a  partnership,
                                   please   sign   in   partnership   name   by
                                   authorized person.